Exhibit 99.1

Cantel Medical Corp.
150 Clove Road
Little Falls, New Jersey 07424 http://www.cantelmedical.com

MEDIA RELEASE  •  MEDIA RELEASE  •  MEDIA RELEASE

CANTEL MEDICAL REPORTS RECORD RESULTS FOR THE

FIRST QUARTER ENDED OCTOBER 31, 2016

•                  Record sales of $187.7 million, up 22.1% with organic growth of 15.8%

•                  US GAAP EPS of $0.45 up 32.4%

•                  Non-GAAP EPS of $0.51 up 24.4%

LITTLE FALLS, New Jersey (December 8, 2016) ... CANTEL MEDICAL CORP. (NYSE:CMD) reported record US GAAP net income of $18,800,000, or $0.45 per diluted share, on a 22.1% increase in sales to a record $187,725,000 for the first quarter ended October 31, 2016. This compares with net income of $14,254,000, or $0.34 per diluted share, on sales of $153,779,000 for the first quarter ended October 31, 2015.

Non-GAAP net income increased 24.6% for the first quarter ended October 31, 2016 to $21,323,000, or $0.51 per diluted share, compared with non-GAAP net income of $17,120,000, or $0.41 per diluted share, for the same quarter last year.

Jørgen B. Hansen, Cantel’s President and Chief Executive Officer stated, “We are pleased to report record sales and earnings performance this quarter.  Our 22.1% reported sales growth stems from strong organic growth of 15.8%, acquisitions contributing 7.2% and foreign currency translation impact of (0.9%). All three of our major business segments had strong performance in the first quarter. Our continued investments in new product development, commercial programs as well as the integration of recent acquisitions continue to drive our growth. These investments have helped us achieve double-digit organic sales growth in 11 of the past 13 quarters. We are also pleased to report a gross margin of 47.7%, up 140 basis points driven by a favorable shift in the product mix as well as our continuous improvement efforts.”

Hansen added, “The Healthcare Disposables segment yielded our strongest sales growth, up 34.5%. Organic growth for the quarter was 8.5%. Growth in this segment continues to be led by our branded products which grew at 13%. We are pleased with the performance of the recent acquisitions of the NAMSA sterility assurance portfolio and Accutron. The integration of these businesses is progressing as planned and we are confident they will drive organic sales growth in future years.

Our Endoscopy segment had another record quarter with overall growth of 31% with strong organic growth of 27.4%. All product categories in this segment performed well. The U.S. drove meaningful growth again, and investments in our sales force and marketing are yielding strong returns. Also, we saw good growth internationally where our expanded direct sales efforts are starting to drive growth acceleration.

Sales in our Water Purification and Filtration segment increased 11.5%, all of which was organic. As we have stated in past quarters, the strength of the overall backlog is now starting to impact growth positively. This quarter, order intake continued to increase and our backlog reached record levels for the second consecutive quarter, positioning us well for the remainder of fiscal year 2017.

The Company has a strong balance sheet and continues to generate significant cash flow and EBITDAS. We finished the first quarter with cash of $26,135,000 and gross debt of $161,000,000, while generating adjusted EBITDAS of $40,584,000 in the quarter, up 25.1%.”

Conference Call Information

The Company will hold a conference call to discuss the results for the first quarter ended October 31, 2016 on Thursday, December 8, 2016 at 11:00 AM Eastern time. To participate in the conference call, dial 1-877-407-8033 (US & Canada) or 1-201-689-8033 (International) approximately 5 to 10 minutes before the beginning of the call. If you are unable to participate, a digital replay of the call will be available from Thursday, December 8, 2016 through midnight on February 8, 2017 by dialing 1-877-481-4010 (US & Canada) or 1-919-882-2331 (International) and using conference ID #:10164

An audio webcast will be available via the Cantel website at www.cantelmedical.com.  A replay of the presentation will be archived on the Cantel web site for those unable to listen live.

About Cantel Medical

Cantel Medical is a leading global company dedicated to delivering innovative infection prevention products and services for patients, caregivers, and other healthcare providers which improve outcomes, enhance safety and help save lives.  Our products include specialized medical device reprocessing systems for endoscopy and renal dialysis, advanced water purification equipment, sterilants, disinfectants and cleaners, sterility assurance monitoring products for hospitals and dental clinics, disposable infection control products primarily for dental and GI endoscopy markets, dialysate concentrates, hollow fiber membrane filtration and separation products. Additionally, we provide technical service for our products.

For further information, visit the Cantel website at www.cantelmedical.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including, without limitation, the risks detailed in Cantel’s filings and reports with the Securities and Exchange Commission. Such forward-looking statements are only predictions, and actual events or results may differ materially from those projected or anticipated.

Contacts:	Milicent Brooks	Richard E. Moyer
	Corporate Communications	Cameron Associates, Inc.
	Cantel Medical Corp.	richard@cameronassoc.com
	Phone: (973) 774-7452	Phone: (212) 554-5466

CANTEL MEDICAL CORP.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	October 31,
	2016	2015

Net sales	$187,725	$153,779

Cost of sales	98,218	82,581

Gross profit	89,507	71,198

Expenses:
Selling	27,893	21,460
General and administrative	30,003	22,197
Research and development	4,548	3,765
Total operating expenses	62,444	47,422

Income from operations	27,063	23,776

Interest expense, net	1,093	745

Income before income taxes	25,970	23,031

Income taxes	7,170	8,777

Net income	$18,800	$14,254

Earnings per common share - diluted	$0.45	$0.34

Dividends per common share	$0.07	$0.06

Weighted average shares - diluted	41,785	41,667

CANTEL MEDICAL CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	October 31,	July 31,
	2016	2016
Assets
Current assets	$231,030	$222,742
Property and equipment, net	80,488	74,604
Intangible assets, net	136,941	111,719
Goodwill	295,791	280,318
Other assets	5,162	5,149
	$749,412	$694,532

Liabilities and stockholders’ equity
Current liabilities	$98,066	$96,335
Long-term debt	161,000	116,000
Other long-term liabilities	29,922	27,827
Stockholders’ equity	460,424	454,370
	$749,412	$694,532

SUPPLEMENTARY INFORMATION - RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

In evaluating our operating performance, we supplement the reporting of our financial information determined under accounting principles generally accepted in the United States (“GAAP”) with certain internally driven non-GAAP financial measures, namely (i) non-GAAP net income, (ii) non-GAAP diluted earnings per share (“EPS”), (iii) income before interest, taxes, depreciation, amortization and stock-based compensation expense (“EBITDAS”), (iv) EBITDAS adjusted for atypical items (“Adjusted EBITDAS”), (v) net debt and (vi) organic sales. These non-GAAP financial measures are indicators of the Company’s performance that are not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, shareholders and other readers of our Condensed Consolidated Financial Statements in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

Reconciliations of Net Income and Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS

We define non-GAAP net income and non-GAAP diluted EPS as net income and diluted EPS, respectively, adjusted to exclude amortization, acquisition related items, significant reorganization and restructuring charges, major tax events and other significant items management deems atypical or non-operating in nature.

For the three months ended October 31, 2016, we made adjustments to net income and diluted EPS to exclude (i) amortization expense, (ii) significant acquisition related items impacting current operating performance including legal, transaction and integration charges, (iii) costs associated with the planned retirement of our former Chief Executive Officer and (iv) the favorable impact of atypical income tax benefits to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS.

For the three months ended October 31, 2015, we made adjustments to net income and diluted EPS to exclude (i) amortization expense and (ii) significant acquisition related items to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS.

Amortization expense is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduced the Company’s net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth.

Acquisition related items consist of (i) prior year fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal charges and other transaction costs associated with our acquisition program and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition costs associated with our acquisition program, including acquisition accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. Since all of these acquisition related items are atypical and often mask underlying operating performance, we excluded these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to past operating performance.

In fiscal 2016, we announced the retirement of our former Chief Executive Officer and recorded costs associated with his planned retirement in our Condensed Consolidated Financial Statements in the second half of fiscal 2016 and the three months ended October 31, 2016. Since these costs are atypical and masks our underlying operating performance, we made an adjustment to our net income and EPS for the three months ended October 31, 2016 to exclude such costs to arrive at our non-GAAP financial measures.

The consolidated effective tax rate for the three months ended October 31, 2016 was favorably affected by the recording of excess tax benefits relating to stock awards that vested in October 2016. As a result of the adoption of a new accounting pronouncement on August 1, 2016, we no longer record excess tax benefits as an increase to additional paid-in capital, but record such excess tax benefits on a prospective basis as a reduction of income tax expense, which amounted to $2,241,000 for the three months ended October 31, 2016. Since most of our stock awards vest in October annually, we do not anticipate the recording of additional significant excess tax benefits for the remainder of fiscal 2017. The magnitude of the impact of excess tax benefits generated in the future, which may be favorable or unfavorable, are dependent upon the Company’s future grants of stock-based compensation, the Company’s future stock price on the date awards vest in relation to the fair value of awards on grant date and the exercise behavior of the Company’s option holders. Since these favorable tax benefits are largely unrelated to our current year’s income before taxes and is unrepresentative of our normal effective tax rate, we excluded its impact on net income and EPS for the three months ended October 31, 2016 for the purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current performance and a comparison to past performance.

The reconciliations of net income to non-GAAP net income were calculated as follows:

	Three Months Ended
(Amounts in thousands)	October 31,
(Unaudited)	2016	2015

Net Income, as reported	$18,800	$14,254
Intangible amortization (1)	3,909	3,094
Acquisition related items (2)	1,075	934
CEO retirement costs (1)	1,937	—
Income tax benefit on above adjustments (3)	(2,157)	(1,162)
Excess tax benefit (3)	(2,241)	—
Non-GAAP net income	$21,323	$17,120

(1) Amounts are recorded in general and administrative expenses.

(2) For the three months ended October 31, 2016, acquisition related items of $170 were recorded in cost of sales and $905 were recorded in general administrative expenses. For the three months ended October 31, 2015, acquisition related items of $260 were recorded in cost of sales and $674 were recorded in general administrative expenses.

(3) Amounts are recorded in income taxes.

The reconciliations of diluted EPS to non-GAAP diluted EPS were calculated as follows:

	Three Months Ended
	October 31,
(Unaudited)	2016		2015

Diluted EPS, as reported	$0.45		$0.34
Intangible amortization, net of tax	0.07		0.05
Acquisition related items, net of tax	0.02		0.02
CEO retirement costs, net of tax	0.03		—
Excess tax benefit	(0.05)		—
Non-GAAP diluted EPS	$0.51	(1)	$0.41

(1) The summation of each diluted EPS amount does not equal the non-GAAP diluted EPS due to rounding.

Reconciliation of Net Income to EBITDAS and Adjusted EBITDAS

We believe EBITDAS is an important valuation measurement for management and investors given the increasing effect that non-cash charges, such as stock-based compensation, amortization related to acquisitions and depreciation of capital equipment, has on the Company’s net income. In particular, acquisitions have historically resulted in significant increases in amortization of intangible assets that reduce the Company’s net income. Additionally, we regard EBITDAS as a useful measure of operating performance and cash flow before the effect of interest expense and is a complement to operating income, net income and other GAAP financial performance measures.

We define Adjusted EBITDAS as EBITDAS excluding the same atypical items as previously described as adjustments to net income. We use Adjusted EBITDAS when evaluating the operating performance of the Company because we believe the exclusion of such atypical items, of which a significant portion are non-cash items, is necessary to provide the most accurate measure of on-going core operating results and to evaluate comparative results period over period.

The reconciliations of net income to EBITDAS and Adjusted EBITDAS were calculated as follows:

	Three Months Ended
(Amounts in thousands)	October 31,
(Unaudited)	2016	2015

Net income, as reported	$18,800	$14,254

Interest expense, net	1,093	745
Income taxes	7,170	8,777
Depreciation	3,454	2,822
Amortization	3,909	3,094
Loss on disposal of fixed assets	224	100
Stock-based compensation expense	2,922	1,720

EBITDAS	37,572	31,512

Acquisition related items	1,075	934
CEO retirement costs	1,937	—

Adjusted EBITDAS	$40,584	$32,446

Reconciliation of Debt to Net Debt

We define net debt as long-term debt less cash and cash equivalents. Each of the components of net debt appears in the Condensed Consolidated Balance Sheets. We believe that the presentation of net debt provides useful information to investors because we review net debt as part of our management of our overall liquidity, financial flexibility, capital structure and leverage.

The reconciliations of debt to net debt were calculated as follows:

(Amounts in thousands)	October 31,	July 31,
(Unaudited)	2016	2016

Long-term debt	$161,000	$116,000
Less cash and cash equivalents	(26,135)	(28,367)
Net debt	$134,865	$87,633

Reconciliation of Sales Growth to Organic Sales Growth

We define organic sales as net sales, calculated according to United States GAAP, less (i) the impact of foreign currency translation and (ii) net sales related to acquired businesses during the first twelve months of ownership and divestures during the periods being compared. We believe that reporting organic sales provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our revenue performance with prior periods. We exclude the effect of foreign currency translation from organic sales because foreign currency translation is not under management’s control, is subject to volatility and can obscure underlying business trends. We exclude the effect of acquisitions because the nature, size, and number of acquisitions can vary dramatically from period to period and can obscure underlying business trends and make comparisons of financial performance difficult.

For the three months ended October 31, 2016, the reconciliation of sales growth to organic sales growth for total net sales and net sales of our three largest segments were calculated as follows:

(Unaudited)	Net Sales	Endoscopy Net Sales	Water Purification and Filtration Net Sales	Healthcare Disposables Net Sales

Sales growth	22.1%	31.0%	11.5%	34.5%
Impact due to foreign currency translation	0.9%	2.0%	0.0%	0.0%
Sales related to acquisitions	-7.2%	-5.6%	0.0%	-26.0%
Organic sales growth	15.8%	27.4%	11.5%	8.5%

CANTEL MEDICAL CORP.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	October 31,
	2016	2015

Net sales	$187,725	$153,779

Cost of sales	98,218	82,581

Gross profit	89,507	71,198

Expenses:
Selling	27,893	21,460
General and administrative	30,003	22,197
Research and development	4,548	3,765
Total operating expenses	62,444	47,422

Income from operations	27,063	23,776

Interest expense, net	1,093	745

Income before income taxes	25,970	23,031

Income taxes	7,170	8,777

Net income	$18,800	$14,254

Earnings per common share - diluted	$0.45	$0.34

Dividends per common share	$0.07	$0.06

Weighted average shares - diluted	41,785	41,667

CANTEL MEDICAL CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	October 31,	July 31,
	2016	2016
Assets
Current assets	$231,030	$222,742
Property and equipment, net	80,488	74,604
Intangible assets, net	136,941	111,719
Goodwill	295,791	280,318
Other assets	5,162	5,149
	$749,412	$694,532

Liabilities and stockholders’ equity
Current liabilities	$98,066	$96,335
Long-term debt	161,000	116,000
Other long-term liabilities	29,922	27,827
Stockholders’ equity	460,424	454,370
	$749,412	$694,532

SUPPLEMENTARY INFORMATION - RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

In evaluating our operating performance, we supplement the reporting of our financial information determined under accounting principles generally accepted in the United States (“GAAP”) with certain internally driven non-GAAP financial measures, namely (i) non-GAAP net income, (ii) non-GAAP diluted earnings per share (“EPS”), (iii) income before interest, taxes, depreciation, amortization and stock-based compensation expense (“EBITDAS”), (iv) EBITDAS adjusted for atypical items (“Adjusted EBITDAS”), (v) net debt and (vi) organic sales. These non-GAAP financial measures are indicators of the Company’s performance that are not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, shareholders and other readers of our Condensed Consolidated Financial Statements in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

Reconciliations of Net Income and Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS

We define non-GAAP net income and non-GAAP diluted EPS as net income and diluted EPS, respectively, adjusted to exclude amortization, acquisition related items, significant reorganization and restructuring charges, major tax events and other significant items management deems atypical or non-operating in nature.

For the three months ended October 31, 2016, we made adjustments to net income and diluted EPS to exclude (i) amortization expense, (ii) significant acquisition related items impacting current operating performance including legal, transaction and integration charges, (iii) costs associated with the planned retirement of our former Chief Executive Officer and (iv) the favorable impact of atypical income tax benefits to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS.

For the three months ended October 31, 2015, we made adjustments to net income and diluted EPS to exclude (i) amortization expense and (ii) significant acquisition related items to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS.

Amortization expense is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduced the Company’s net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth.

Acquisition related items consist of (i) prior year fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal charges and other transaction costs associated with our acquisition program and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition costs associated with our acquisition program, including acquisition accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. Since all of these acquisition related items are atypical and often mask underlying operating performance, we excluded these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to past operating performance.

In fiscal 2016, we announced the retirement of our former Chief Executive Officer and recorded costs associated with his planned retirement in our Condensed Consolidated Financial Statements in the second half of fiscal 2016 and the three months ended October 31, 2016. Since these costs are atypical and masks our underlying operating performance, we made an adjustment to our net income and EPS for the three months ended October 31, 2016 to exclude such costs to arrive at our non-GAAP financial measures.

The consolidated effective tax rate for the three months ended October 31, 2016 was favorably affected by the recording of excess tax benefits relating to stock awards that vested in October 2016. As a result of the adoption of a new accounting pronouncement on August 1, 2016, we no longer record excess tax benefits as an increase to additional paid-in capital, but record such excess tax benefits on a prospective basis as a reduction of income tax expense, which amounted to $2,241,000 for the three months ended October 31, 2016. Since most of our stock awards vest in October annually, we do not anticipate the recording of additional significant excess tax benefits for the remainder of fiscal 2017. The magnitude of the impact of excess tax benefits generated in the future, which may be favorable or unfavorable, are dependent upon the Company’s future grants of stock-based compensation, the Company’s future stock price on the date awards vest in relation to the fair value of awards on grant date and the exercise behavior of the Company’s option holders. Since these favorable tax benefits are largely unrelated to our current year’s income before taxes and is unrepresentative of our normal effective tax rate, we excluded its impact on net income and EPS for the three months ended October 31, 2016 for the purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current performance and a comparison to past performance.

The reconciliations of net income to non-GAAP net income were calculated as follows:

	Three Months Ended
(Amounts in thousands)	October 31,
(Unaudited)	2016	2015

Net Income, as reported	$18,800	$14,254
Intangible amortization (1)	3,909	3,094
Acquisition related items (2)	1,075	934
CEO retirement costs (1)	1,937	—
Income tax benefit on above adjustments (3)	(2,157)	(1,162)
Excess tax benefit (3)	(2,241)	—
Non-GAAP net income	$21,323	$17,120

(1) Amounts are recorded in general and administrative expenses.

(2) For the three months ended October 31, 2016, acquisition related items of $170 were recorded in cost of sales and $905 were recorded in general administrative expenses. For the three months ended October 31, 2015, acquisition related items of $260 were recorded in cost of sales and $674 were recorded in general administrative expenses.

(3) Amounts are recorded in income taxes.

The reconciliations of diluted EPS to non-GAAP diluted EPS were calculated as follows:

	Three Months Ended
	October 31,
(Unaudited)	2016		2015

Diluted EPS, as reported	$0.45		$0.34
Intangible amortization, net of tax	0.07		0.05
Acquisition related items, net of tax	0.02		0.02
CEO retirement costs, net of tax	0.03		—
Excess tax benefit	(0.05)		—
Non-GAAP diluted EPS	$0.51	(1)	$0.41

(1) The summation of each diluted EPS amount does not equal the non-GAAP diluted EPS due to rounding.

Reconciliation of Net Income to EBITDAS and Adjusted EBITDAS

We believe EBITDAS is an important valuation measurement for management and investors given the increasing effect that non-cash charges, such as stock-based compensation, amortization related to acquisitions and depreciation of capital equipment, has on the Company’s net income. In particular, acquisitions have historically resulted in significant increases in amortization of intangible assets that reduce the Company’s net income. Additionally, we regard EBITDAS as a useful measure of operating performance and cash flow before the effect of interest expense and is a complement to operating income, net income and other GAAP financial performance measures.

We define Adjusted EBITDAS as EBITDAS excluding the same atypical items as previously described as adjustments to net income. We use Adjusted EBITDAS when evaluating the operating performance of the Company because we believe the exclusion of such atypical items, of which a significant portion are non-cash items, is necessary to provide the most accurate measure of on-going core operating results and to evaluate comparative results period over period.

The reconciliations of net income to EBITDAS and Adjusted EBITDAS were calculated as follows:

	Three Months Ended
(Amounts in thousands)	October 31,
(Unaudited)	2016	2015

Net income, as reported	$18,800	$14,254

Interest expense, net	1,093	745
Income taxes	7,170	8,777
Depreciation	3,454	2,822
Amortization	3,909	3,094
Loss on disposal of fixed assets	224	100
Stock-based compensation expense	2,922	1,720

EBITDAS	37,572	31,512

Acquisition related items	1,075	934
CEO retirement costs	1,937	—

Adjusted EBITDAS	$40,584	$32,446

Reconciliation of Debt to Net Debt

We define net debt as long-term debt less cash and cash equivalents. Each of the components of net debt appears in the Condensed Consolidated Balance Sheets. We believe that the presentation of net debt provides useful information to investors because we review net debt as part of our management of our overall liquidity, financial flexibility, capital structure and leverage.

The reconciliations of debt to net debt were calculated as follows:

(Amounts in thousands)	October 31,	July 31,
(Unaudited)	2016	2016

Long-term debt	$161,000	$116,000
Less cash and cash equivalents	(26,135)	(28,367)
Net debt	$134,865	$87,633

Reconciliation of Sales Growth to Organic Sales Growth

We define organic sales as net sales, calculated according to United States GAAP, less (i) the impact of foreign currency translation and (ii) net sales related to acquired businesses during the first twelve months of ownership and divestures during the periods being compared. We believe that reporting organic sales provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our revenue performance with prior periods. We exclude the effect of foreign currency translation from organic sales because foreign currency translation is not under management’s control, is subject to volatility and can obscure underlying business trends. We exclude the effect of acquisitions because the nature, size, and number of acquisitions can vary dramatically from period to period and can obscure underlying business trends and make comparisons of financial performance difficult.

For the three months ended October 31, 2016, the reconciliation of sales growth to organic sales growth for total net sales and net sales of our three largest segments were calculated as follows:

(Unaudited)	Net Sales	Endoscopy Net Sales	Water Purification and Filtration Net Sales	Healthcare Disposables Net Sales

Sales growth	22.1%	31.0%	11.5%	34.5%
Impact due to foreign currency translation	0.9%	2.0%	0.0%	0.0%
Sales related to acquisitions	-7.2%	-5.6%	0.0%	-26.0%
Organic sales growth	15.8%	27.4%	11.5%	8.5%